UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 21, 2025, Aveanna Healthcare Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, certain selling stockholders affiliated with J.H. Whitney Equity Partners VII, LLC (the “Selling Stockholders”) and Jefferies LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Selling Stockholders (the “Secondary Offering”) of 10,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a public offering price of $9.00 per share. In addition, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 1,500,000 shares of the Company’s Common Stock. The Secondary Offering closed on October 23, 2025. The Company did not issue or sell any Common Stock in the Secondary Offering and did not receive any proceeds from the Secondary Offering.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated October 21, 2025, by and among Aveanna Healthcare Holdings Inc., the selling stockholders named therein, and Jefferies LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date:	October 23, 2025	By:	/s/ Matthew Buckhalter
Matthew Buckhalter Chief Financial Officer (Principal Financial Officer)